LONG-TERM INVESTMENTS - Equity investments without readily determinable fair value - Tabular Information (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
LONG-TERM INVESTMENTS
Initial cost basis	¥ 57,241	$ 8,062	¥ 57,241
Cumulative unrealized gains	116,930	16,469	116,930
Cumulative unrealized losses (including impairment)	(17,312)	(2,438)	(17,312)
Total carrying value	¥ 156,859	$ 22,093	¥ 156,859